                                                                                        Exhibit 23A

                                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated 29 May 2002 relating to the financial statements of National Grid Group plc, which appears in National Grid
Group's Annual Report on Form 20-F for the year ended 31 March 2002.

s/ PricewaterhouseCoopers

PricewaterhouseCoopers
London
22 July 2002